EXHIBIT 24

POWER OF ATTORNEY

          KNOW ALL MEN AND WOMEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints DAVID M. STAPLES and ALEX J. DEYONKER, and each of them, such individual's true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for such individual and in his or her name, place and stead, in any and all capacities, to sign the Form 10-K of SPARTAN STORES, INC. for its fiscal year ended March 29, 2003, together with any and all amendments thereto, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission or other regulatory authority, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Signature:	/s/ James B. Meyer

Print Name:	James B. Meyer

Title:	Chairman of the Board

Date:	April 16, 2003

POWER OF ATTORNEY

          KNOW ALL MEN AND WOMEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints DAVID M. STAPLES and ALEX J. DEYONKER, and each of them, such individual's true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for such individual and in his or her name, place and stead, in any and all capacities, to sign the Form 10-K of SPARTAN STORES, INC. for its fiscal year ended March 29, 2003, together with any and all amendments thereto, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission or other regulatory authority, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Signature:	/s/ Kenneth T. Stevens

Print Name:	Kenneth T. Stevens

Title:	Director

Date:	April 15, 2003

POWER OF ATTORNEY

          KNOW ALL MEN AND WOMEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints DAVID M. STAPLES and ALEX J. DEYONKER, and each of them, such individual's true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for such individual and in his or her name, place and stead, in any and all capacities, to sign the Form 10-K of SPARTAN STORES, INC. for its fiscal year ended March 29, 2003, together with any and all amendments thereto, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission or other regulatory authority, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Signature:	/s/ James F. Wright

Print Name:	James F. Wright

Title:	President / CEO

Date:	April 26, 2003

POWER OF ATTORNEY

          KNOW ALL MEN AND WOMEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints DAVID M. STAPLES and ALEX J. DEYONKER, and each of them, such individual's true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for such individual and in his or her name, place and stead, in any and all capacities, to sign the Form 10-K of SPARTAN STORES, INC. for its fiscal year ended March 29, 2003, together with any and all amendments thereto, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission or other regulatory authority, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Signature:	/s/ Elson S. Floyd

Print Name:	Elson S. Floyd

Title:	Director

Date:	April 15, 2003

POWER OF ATTORNEY

          KNOW ALL MEN AND WOMEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints DAVID M. STAPLES and ALEX J. DEYONKER, and each of them, such individual's true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for such individual and in his or her name, place and stead, in any and all capacities, to sign the Form 10-K of SPARTAN STORES, INC. for its fiscal year ended March 29, 2003, together with any and all amendments thereto, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission or other regulatory authority, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Signature:	/s/ Richard B. Iott

Print Name:	Richard B. Iott

Title:	Director

Date:	April 17, 2003

POWER OF ATTORNEY

          KNOW ALL MEN AND WOMEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints DAVID M. STAPLES and ALEX J. DEYONKER, and each of them, such individual's true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for such individual and in his or her name, place and stead, in any and all capacities, to sign the Form 10-K of SPARTAN STORES, INC. for its fiscal year ended March 29, 2003, together with any and all amendments thereto, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission or other regulatory authority, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Signature:	/s/ Gregory P. Josefowicz

Print Name:	Gregory P. Josefowicz

Title:	Chairman, CEO Browns Group

Date:	April 15, 2003

POWER OF ATTORNEY

          KNOW ALL MEN AND WOMEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints DAVID M. STAPLES and ALEX J. DEYONKER, and each of them, such individual's true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for such individual and in his or her name, place and stead, in any and all capacities, to sign the Form 10-K of SPARTAN STORES, INC. for its fiscal year ended March 29, 2003, together with any and all amendments thereto, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission or other regulatory authority, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Signature:	/s/ Elizabeth A. Nickels

Print Name:	Elizabeth A. Nickels

Title:	Director

Date:	April 14, 2003